LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jack Charles Salzwedel, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Jack Charles Salzwedel
Jack Charles Salzwedel
April 9, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that David Ralph Anderson, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ David Ralph Anderson
David Ralph Anderson
April 15, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Daniel Robert Schultz, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Daniel Robert Schultz
Daniel Robert Schultz
April 12, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Kari Elizabeth Grasee, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, her attorneys-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexile premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Kari Elizabeth Grasee
Kari Elizabeth Grasee
April 12, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Christopher Shippee Spencer, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Christopher Shippee Spencer
Christopher Shippee Spencer
April 12, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Mary Lynn Schmoeger, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, her attorneys-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Mary Lynn Schmoeger
Mary Lynn Schmoeger
April 13, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Alan Edward Meyer, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Alan Edward Meyer
Alan Edward Meyer
April 14, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Bradley J. Gleason, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Bradley J. Gleason
Bradley J. Gleason
April 16, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Gerry William Benusa, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Gerry William Benusa
Gerry William Benusa
April 12, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jerome Gilbert Rekowski, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Jerome Gilbert Rekowski
Jerome Gilbert Rekowski
April 12, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Peter Chesley Gunder, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Peter Chesley Gunder
Peter Chesley Gunder
April 16, 2010

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Mark Valdez Afable, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Mark Valdez Afable
Mark Valdez Afable
April 12, 2010